SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

             ------------------------------------


                          FORM 8-K
                      CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of Report, (Date of earliest event reported):  October 26, 1998


                       CHECKPOINT SYSTEMS, INC.
   -----------------------------------------------------------------
      (Exact Name of Registrant as Specified in Its Charter)

                          Pennsylvania
   -----------------------------------------------------------------
          (State or Other Jurisdiction of Incorporation)

       1-11257                           22-1895850
   -------------------------    --------------------------------------
   (Commission File Number)    (I.R.S. Employer  Identification Number)

      101 Wolf Drive, Thorofare, New Jersey               08086
      ------------------------------------------------------------
      (Address of Principal Executive Offices          (Zip Code)

                           609-848-1800
          ----------------------------------------------------
          (Registrant's Telephone Number, Including Area Code)

     -------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         On October 26, 1998, the Registrant issued a press release announcing that its board of directors authorized up to $20 million to repurchase additional outstanding common stock. The stock will be repurchased in the open market or in other transactions pursuant to SEC Rule 10b-18. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements - None

         (b)  Pro forma Financial Information - None

         (c)  Exhibits

              99.1 -- Press Release issued October 26, 1998



                                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT SYSTEMS, INC.                Dated:  November 4, 1998


/s/Jeffrey A. Reinhold
Vice President - Finance,
Chief Financial Officer and
Treasurer

                              EXHIBIT INDEX
                              -----------------------

EXHIBIT NO.                         DESCRIPTION OF EXHIBITS
-----------                         ---------------------------------------
   99.1                             Press Release issued October 26, 1998